GUARANTY SUPPLEMENT

Reference is hereby made to the Third Amended and Restated Guaranty (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of September 22, 2021, made by each of the Subsidiaries of Nelnet, Inc. (the “Borrower”) listed on the signature pages thereto (each an “Initial Guarantor”, and together with any additional Subsidiaries which become parties to the Guaranty by executing Guaranty Supplements thereto substantially similar in form and substance hereto, the “Guarantors”), in favor of the Administrative Agent, for the ratable benefit of the Lenders, under the Credit Agreement. Each capitalized term used herein and not defined herein shall have the meaning given to it in the Guaranty.
By their execution below, the undersigned, NGWeb Solutions, LLC, a Nebraska limited liability company, Nelnet Solar, LLC, a Nebraska limited liability company, and GRNE-Nelnet, LLC, a Nebraska limited liability company (the “New Guarantors”), agree to become, and do hereby become, Guarantors under the Guaranty and agree to be bound by such Guaranty as if originally a party thereto. By their execution below, each of the undersigned represents and warrants as to itself that all of the representations and warranties contained in Section 1 of the Guaranty are true and correct in all respects as of the date hereof.

IN WITNESS WHEREOF, the New Guarantors have executed and delivered this counterpart to the Guaranty as of this 27th day of July, 2022.

NGWEB SOLUTIONS, LLC

By: /s/ HARVEY GANNON_____________
    Name:    Harvey Gannon
    Title:    Treasurer

NELNET SOLAR, LLC

By:    /s/ JAMES D. KRUGER_____________
    Name:    James D. Kruger
    Title:    Treasurer

    GRNE-NELNET, LLC

    By:    /s/ JESS BAKER___________________
    Name:    Jess Baker
    Title:    Manager

Signature Page to Guaranty Supplement (2022)